DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia o London

Delaware
Balanced Fund


Delaware
Devon Fund

Class A o Class B o Class C

Prospectus December 29, 2000
(as amended March 1, 2001)

Total Return Funds

(Total Return Artwork)




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profiles                                              page 2
Delaware Balanced Fund                                          2
Delaware Devon Fund                                             4
 .................................................................
How we manage the Funds                                    page 6
Our investment strategies                                       6
The securities we typically invest in                           7
The risks of investing in the Funds                            10
 .................................................................
Who manages the Funds                                     page 12
Investment manager                                             12
Portfolio managers                                             12
Fund administration (Who's who)                                14
 .................................................................
About your account                                        page 15
Investing in the Funds                                         15
   Choosing a share class                                      15
How to reduce your sales charge                                17
How to buy shares                                              18
Retirement plans                                               19
How to redeem shares                                           20
Account minimums                                               21
Special services                                               21
Dividends, distributions and taxes                             23
Certain management considerations                              23
 .................................................................
Financial highlights                                      page 24

Profile: Delaware Balanced Fund

What is the Fund's goal?
Delaware Balanced Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Fund's assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 10.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund

o  Investors with long-term financial goals.

o  Investors looking for stocks and bonds combined in a single investment.

o  Investors seeking modest quarterly income.

o  Investors seeking a measure of capital preservation.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Balanced Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing Year-by-year total return (Class A) in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years as well as the average annual returns of all shares for one-, five-, and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

As of September 30, 2000, the Fund's Class A shares had a calendar year-to-date return of 1.43%. During the ten years illustrated in this bar chart, Class A's highest quarterly return was 15.07% for the quarter ended December 31, 1998 and its lowest quarterly return was -9.11% for the quarter ended September 30, 1990.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table on page 3 do include the sales charge.


Year-by-year total return (Class A)

-0.48%  20.84%  12.67%  9.39%  -1.35%  25.88%  13.94%  24.47%  17.40%  -7.98%
------  ------  ------  -----  ------  ------  ------  ------  ------  ------
 1990    1991    1992   1993    1994    1995    1996    1997    1998    1999

How has the Fund performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/99

CLASS                              A                           B                      C       S&P 500              Lehman Brothers
                                                  (if redeemed)*         (if redeemed)*        Index**      Aggregate Bond Index**
                        (Inception 4/25/38)   (Inception 9/6/94)   (Inception 11/29/95)
 1 year                             -13.27%              -12.64%                 -9.48%         21.03%                      -0.82%
 5 years                             12.70%               12.91%                   N/A          28.54%                       7.73%
 10 years or lifetime**              10.27%               11.53%                 11.02%         18.19%                       7.70%

The Fund's returns above are compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the indices are unmanaged and don't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to Delaware Balanced Fund since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks.


 * If shares were not redeemed, the returns for Class B would be -8.67%, 13.15% and 11.65% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be -8.68% and 11.02% for the one-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. S&P 500 and Lehman Brothers returns are for 10 years. S&P 500 returns for Class B and Class C lifetime periods were 25.95% and 26.38%, respectively. Lehman Brothers Aggregate Bond Index returns for Class B and Class C lifetime periods were 7.01% and 5.45%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?         CLASS                                                  A           B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from      Maximum sales charge (load) imposed on
your investments when you buy or sell shares    purchases as a percentage of offering price       5.75%        none         none
of the Fund.
                                               Maximum contingent deferred sales charge (load)
                                                as a percentage of original purchase price or
                                                redemption price, whichever is lower              none(1)        5%(2)        1%(3)

                                               Maximum sales charge (load) imposed on
                                                reinvested dividends                               none        none         none

                                               Redemption fees                                     none        none         none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted    Management fees                                    0.64%       0.64%        0.64%
from the Fund's assets.
                                               Distribution and service (12b-1) fees              0.24%(4)    1.00%        1.00%

                                               Other expenses                                     0.43%       0.43%        0.43%

                                               Total operating expenses                           1.31%       2.07%        2.07%

                                               CLASS(6)         A           B                B           C                  C
                                                                                 (if redeemed)                  (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare   1 year        $701        $210             $710        $210               $310
the cost of investing in the Fund to the cost
of investing in other mutual funds with        3 years       $966        $649             $949        $649               $649
similar investment objectives. We show the
cumulative amount of Fund expenses on a        5 years     $1,252      $1,114           $1,314      $1,114             $1,114
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(5) This  10 years    $2,063      $2,205           $2,205      $2,400             $2,400
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Delaware Balanced Fund's Class A that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10%.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Devon Fund

What is the Fund's goal?
Delaware Devon Fund seeks total return.* Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in common stocks. We focus on common stocks that we believe have potential for above-average earnings per share growth over time.*

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 10.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund

o  Investors with long-term financial goals.

o  Investors seeking long-term capital appreciation.

o  Investors seeking an investment primarily in common stocks.

Who should not invest in the Fund

o  Investors seeking an investment primarily in fixed-income securities.

o  Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

* The investment objective and strategies noted above for Delaware Devon Fund are effective March 1, 2001. The investment objective and strategies in effect prior to March 1, 2001 can be found in the Prospectus Supplement dated December 29, 2000.

How has Delaware Devon Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past six calendar years, as well as the average annual returns of all shares for the one-year, five-year and lifetime periods, as applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps. There is no longer an expense cap in place for the Fund.

As of September 30, 2000, the Fund's Class A shares had a calendar year-to-date return of -6.00%. During the six years illustrated in this bar chart, Class A's highest quarterly return was 20.68% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.64% for the quarter ended September 30, 1999.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown on page 5 do include the sales charge.

--------------------------------------------------------------------------------
                                             Year-by-year total return (Class A)



 5.63%      35.44%      22.90%      34.93%      22.16%      -10.85%
 -----      ------      ------      ------      ------      -------
 1994        1995        1996        1997        1998        1999

-----------------------------------------------------------------------------------------------------------------------------
                                                                           Average annual returns for periods ending 12/31/99

 CLASS                                                            A                      B                      C     S&P 500
                                                                            (if redeemed)*         (if redeemed)*     Index**
                                               (Inception 12/29/93)     (Inception 9/6/94)   (Inception 11/29/95)
 1 year                                                     -15.97%                -15.88%                -12.35%      21.03%
 5 years                                                     18.17%                 18.56%                    N/A      28.54%
 Since inception**                                           16.04%                 16.67%                 15.83%      23.55%


The Fund's returns above are compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.
* If shares were not redeemed, the returns for Class B would be -11.45%, 18.76% and 16.76% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be -11.46% and 15.83% for the one-year and lifetime periods, respectively.
** The S&P 500 return shown is for the Class A lifetime period. S&P 500 returns for Class B and Class C lifetime periods were 25.95% and 26.38%, respectively.

What are the Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from      CLASS                                                  A           B            C
your investments when you buy or sell shares
of the Fund.                                   Maximum sales charge (load) imposed on
                                                 purchases as a percentage of offering price       5.75%       none         none

                                               Maximum contingent deferred sales charge (load)
                                                 as a percentage of original purchase price or
                                                 redemption price, whichever is lower              none(1)       5%(2)        1%(3)

                                               Maximum sales charge (load) imposed on
                                                reinvested dividends                               none        none         none

                                               Redemption fees                                     none        none         none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted    Management fees                                    0.65%       0.65%        0.65%
from the Fund's assets.
                                               Distribution and service (12b-1) fees              0.30%       1.00%        1.00%

                                               Other expenses                                     0.88%       0.88%        0.88%

                                               Total operating expenses                           1.83%       2.53%        2.53%


                                               CLASS(5)         A           B                B           C                  C
                                                                                 (if redeemed)                  (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare   1 year        $750        $256             $756        $256               $356
the cost of investing in the Fund to the cost
of investing in other mutual funds with        3 years     $1,117        $788           $1,088        $788               $788
similar investment objectives. We show the
cumulative amount of Fund expenses on a        5 years     $1,508      $1,345           $1,545      $1,345             $1,345
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This  10 years    $2,599      $2,694           $2,694      $2,866             $2,866
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(5) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

Delaware Balanced Fund

Delaware Balanced Fund is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Fund.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:

o reasonably priced equity securities with strong, consistent and predictable earnings growth rates;

o strong, capable management teams and competitive products or services; and

o an attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

How to use
this glossary
The glossary includes
definitions of investment       Glossary A-C  Amortized cost                                                  Average maturity
terms used throughout the                     --------------------------------------------------------------------------------------
Prospectus. If you would like                 Amortized cost is a method used to value a fixed-income         An average of when
to know the meaning of an                     security that starts with the face value of the security and    the individual bonds
investment term that is not                   then adds or subtracts from that value depending on             and other debt
explained in the text please                  whether the purchase price was greater or less than the         securities held in a
check the glossary.                           value of the security at maturity. The amount greater or less   portfolio will mature.
                                              than the par value is divided equally over the time
                                              remaining until maturity.

Delaware Devon Fund*

Delaware Devon Fund is also a total return fund, but it invests the majority of its assets in stocks. Since the Fund invests primarily in stocks, shareholders should be comfortable accepting fluctuations of principal.

The Fund invests primarily in common stocks that we believe have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency.

In selecting stocks for the Fund, we consider factors such as how much the company's earnings have grown in the past, the company's potential for strong positive cash flow, and the price/earnings ratio of a stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average earnings per share growth.

* The investment strategies noted above for Delaware Devon Fund are effective March 1, 2001. The investment strategies in effect prior to March 1, 2001 can be found in the Prospectus Supplement dated December 29, 2000.

The securities we
typically invest in

Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Balanced Fund              Delaware Devon Fund
                                                               ---------------------------------------------------------------------
Common stocks: Securities that represent shares of              Generally, we invest up to 75%       Generally, 90% to 100% of the
ownership in a corporation. Stockholders participate in         of net assets in common stocks.      Fund's assets will be invested
the corporation's profits and losses, proportionate to the                                           in common stocks. We will
number of shares they own.                                                                           invest primarily in stocks that
                                                                                                     we believe have the potential
                                                                                                     for above-average earnings per
                                                                                                     share growth.**
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or             Each Fund may invest in convertible securities; however, we will not
corporate bonds that can be exchanged for a set number          invest more than 10% of net assets of Delaware Balanced Fund or 5%
of shares of common stock at a predetermined price.             of net assets of Delaware Devon Fund in convertible securities that
These securities offer higher appreciation potential than       are rated below investment grade by a nationally recognized
nonconvertible bonds and greater income potential than          statistical ratings organization (NRSRO) or in securities that are
nonconvertible preferred stocks.                                unrated but deemed equivalent to non-investment grade.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that        There is no limit on government-     There is no limit on
represent pools of mortgages, with investors receiving          related mortgage-backed securities   government-related mortgage-
principal and interest payments as the underlying               or on fully collateralized           backed securities; however,
mortgage loans are paid back. Many are issued and               privately issued mortgage-backed     the Fund typically holds none
guaranteed against default by the U.S. government or its        securities.                          or only a small percentage of
agencies or instrumentalities, such as the Federal Home                                              its net assets in fixed-income
Loan Mortgage Corporation, Federal National Mortgage                                                 securities.
Association and the Government National Mortgage
Association. Others are issued by private financial             We may invest up to 20% of net       We may purchase privately
institutions, with some fully collateralized by certificates    assets in mortgage-backed            issued obligations only if they
issued or guaranteed by the U.S. government or its              securities issued by private         are 100% collateralized and
agencies or instrumentalities.                                  companies whether or not the         rated in one of the four
                                                                securities are 100% collateralized.  highest categories by an NRSRO.
                                                                However, these securities must be    The privately issued securities
                                                                rated at the time of purchase in     we would invest in would be
                                                                one of the four highest categories   either CMOs or REMICs (see
                                                                by an NRSRO. The privately issued    below).
                                                                securities we invest in are either
                                                                CMOs or REMICs (see below).
------------------------------------------------------------------------------------------------------------------------------------

** The description of how Delaware Devon Fund uses common stocks is effective
   March 1, 2001. The description in effect prior to March 1, 2001 can be found in the Prospectus Supplement dated December 29, 2000.

Bond                                                           Bond ratings              Capital                Capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,             Independent               The amount of money    An increase in the
municipality or government agency. In return for lending       evaluations of            you invest.            value of an
money to the issuer, a bond buyer generally receives fixed     creditworthiness,                                investment.
periodic interest payments and repayment of the loan amount    ranging from Aaa/AAA
on a specified maturity date. A bond's price changes prior     (highest quality) to D
to maturity and typically is inversely related to current      (lowest quality).
interest rates. Generally, when interest rates rise, bond      Bonds rated Baa/BBB or
prices fall, and when interest rates fall, bond prices rise.   better are considered
                                                               investment grade. See
                                                               also Nationally
                                                               recognized statistical
                                                               ratings organization.


------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Balanced Fund              Delaware Devon Fund
                                                               ---------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately           See mortgage-backed securities on
issued mortgage-backed bonds whose underlying value is          page 7.
the mortgages that are grouped into different pools
according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):              See mortgage-backed securities
Privately issued mortgage-backed bonds whose                    on page 7.
underlying value is a fixed pool of mortgages secured by
an interest in real property. Like CMOs, REMICs offer
different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts      We invest only in asset-backed       Delaware Devon Fund doesn't
receivable including home equity, automobile or                 securities rated in one of the       typically invest in asset-
credit loans.                                                   four highest categories by an        backed securities. When we do,
                                                                NRSRO.                               we are allowed to invest only
                                                                                                     in asset-backed securities
                                                                                                     rated in one of the four
                                                                                                     highest categories by an NRSRO.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a                   We focus on bonds rated in one of    Although Delaware Devon Fund is
corporation.                                                    the four highest categories by an    allowed to invest in corporate
                                                                NRSRO (or if unrated, deemed         bonds, we do not typically
                                                                equivalent), with maturities         invest in them.
                                                                between one and 30 years.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer of          Typically, we use repurchase agreements as a short-term investment
securities, such as a Fund, and a seller of securities, in      for a Fund's cash position. In order to enter into these repurchase
which the seller agrees to buy the securities back within a     agreements, each Fund must have collateral of at least 102% of the
specified time at the same price the buyer paid for them,       repurchase price. Neither Fund may have more than 10% of its total
plus an amount equal to an agreed upon interest rate.           assets in repurchase agreements with maturities of over seven days.
Repurchase agreements are often viewed as equivalent            Each Fund will only enter into repurchase agreements in which the
to cash.                                                        collateral is comprised of U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates issued by     We may invest without limitation in
a U.S. bank which represent the bank's holdings of a            ADRs.
stated number of shares of a foreign corporation. An
ADR entitles the holder to all dividends and capital gains
earned by the underlying foreign shares, and an ADR is
bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or        At times when we anticipate adverse conditions, we may want to
sell a security or a group of securities at an agreed upon      protect gains on securities without actually selling them. We might
price at a future date. The purchaser of an option may or       buy or sell options or futures to neutralize the effect of any
may not choose to go through with the transaction. The          price declines, without buying or selling a security, or as a hedge
seller of an option, however, must go through with the          against changes in interest rates. We might also use options or
transaction if its purchaser exercises the option.              futures to gain exposure to a particular market segment without purchasing individual securities in that segment or to earn additional income for the Fund.
------------------------------------------------------------------------------------------------------------------------------------
Futures contracts are agreements for the purchase or sale       Use of these strategies can increase the operating costs of a Fund
of a security or a group of securities at a specified price,    and can lead to loss of principal.
on a specified date. Unlike purchasing an option, a
futures contract must be executed unless it is sold before
the settlement date.

Certain options and futures may be considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------


C-D  Capital gains                  Commission             Compounding            Consumer Price         Contingent deferred sales
     distributions                                         Index (CPI)            charge (CDSC)
     -------------------------------------------------------------------------------------------------------------------------------
     Payments to mutual fund        The fee an investor    Earnings on an         Measurement of U.S.    Fee charged by some mutual
     shareholders of profits        pays to a financial    investment's           inflation;             funds when shares are
     (realized gains) from the      adviser for            previous earnings.     represents the price   redeemed (sold back to the
     sale of a fund's portfolio     investment advice                             of a basket of         fund) within a set number
     securities. Usually paid       and help in buying                            commonly purchased     of years; an alternative
     once a year; may be either     or selling mutual                             goods.                 method for investors to
     short-term gains or            funds, stocks, bonds                                                 compensate a financial
     long-term gains.               or other securities.                                                 adviser for advice and
                                                                                                         service, rather than an
                                                                                                         up-front commission.


------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Balanced Fund              Delaware Devon Fund
                                                               ---------------------------------------------------------------------
Restricted securities: Privately placed securities whose        We may invest in privately placed securities including those that
resale is restricted under securities law.                      are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A
                                                                Securities.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Delaware Devon Fund currently
                                                                                                     intends to limit its
                                                                                                     investments in other restricted
                                                                                                     securities to no more than 5%
                                                                                                     of total assets.

Interest rate swap and index swap agreements: In an             We may use interest rate swaps to    ***
interest rate swap, a fund receives payments from another       adjust Delaware Balanced Fund's
party based on a floating interest rate in return for           sensitivity tointerest rates, or to
making payments based on a fixed interest rate. An              hedge against changes in interest
interest rate swap can also work in reverse, with a fund        rates.
receiving payments based on a fixed interest rate and
making payments based on a floating interest rate. In an        Index swaps may be used to gain
index swap, a fund receives gains or incurs losses based on     exposure to markets that the Fund
the total return of an index, in exchange for making fixed      invests in or as a substitute for
or floating interest rate payments to another party.            futures, options or forward
                                                                contracts if such contracts are not
                                                                directly available to the Fund
                                                                on favorable terms.

                                                                Interest rate swaps and index swaps
                                                                will be considered illiquid
                                                                securities (see below).
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready        We may invest up to 10% of total assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a Fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

***This is not a principal strategy for the Fund.


The Funds may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds.

Purchasing securities on a when-issued or delayed delivery basis Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of each Fund's assets in cash or cash equivalents. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover Each Fund anticipates that its annual portfolio turnover rate may exceed 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

Corporate bond      Cost basis             Depreciation           Diversification        Dividend distribution  Duration
------------------------------------------------------------------------------------------------------------------------------------
A debt security     The original           A decline in an        The process of         Payments to mutual     A measurement of a
issued by a         purchase price of an   investment's value.    spreading              fund shareholders of   fixed-income
corporation. See    investment, used in                           investments among a    dividends passed       investment's price
Bond.               determining capital                           number of different    along from the         volatility. The
                    gains and losses.                             securities, asset      fund's portfolio of    larger the number,
                                                                  classes or             securities.            the greater the
                                                                  investment styles to                          likely price change
                                                                  reduce the risks of                           for a given change
                                                                  investing.                                    in interest rates.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Balanced Fund              Delaware Devon Fund
                                                               ---------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond          believe can appreciate over an extended time frame regardless of
market--will decline in value because of factors such as        interim market fluctuations. We do not try to predict overall stock
economic conditions, future expectations or investor            market movements and generally do not trade for short-term purposes.
confidence.
                                                                We diversify the Fund's assets among
Index swaps are subject to the same market risks as the         two major categories of investments--
investment market or sector that the index represents.          stocks and bonds--which tend to
Depending on the actual movements of the index and              increase and decline in value in
how well the portfolio manager forecasts those                  different economic or investment
movements, a fund could experience a higher or lower            conditions.
return than anticipated.
                                                                In evaluating the use of an index
                                                                swap, we carefully consider how
                                                                market changes could affect the
                                                                swap and how that compares to us
                                                                investing directly in the market
                                                                the swap is intended to represent.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of        We limit the amount of each Fund's assets invested in any one
securities in a particular industry or the value of an          industry and in any individual security. We also follow a rigorous
individual stock or bond will decline because of changing       selection process before choosing securities for the portfolio.
expectations for the performance of that industry or for
the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly    We do not try to increase return by  Delaware Devon does not
bonds with longer maturities, will decrease in value if         predicting and aggressively          generally hold a significant
interest rates rise.                                            capitalizing on interest rate moves. portion of assets in
                                                                Instead, we aim to keep the interest fixed-income securities, so
                                                                rate risk similar to the Lehman      interest rate risk is not a
                                                                Brothers Aggregate Bond Index.       major risk with this Fund.

Swaps may be particularly sensitive to interest rate            We will not invest in swaps with
changes. Depending on the actual movements of interest          maturities of more than two years.
rates and how well the portfolio manager anticipates            Each business day we will calculate
them, a fund could experience a higher or lower return          the amount the Fund must pay for
than anticipated.                                               swaps it holds and will segregate
                                                                cash or other liquid securities to
                                                                cover that amount.
------------------------------------------------------------------------------------------------------------------------------------



E-M  Expense ratio                                                     Financial adviser      Fixed-income securities
------------------------------------------------------------------------------------------------------------------------------------
     A mutual fund's total operating expenses, expressed as a          Financial              With fixed-income securities, the
     percentage of its total net assets. Operating expenses are the    professional (e.g.,    money you originally invest is paid
     costs of running a mutual fund, including management fees,        broker, banker,        back at a pre-specified maturity date.
     offices, staff, equipment and expenses related to maintaining     accountant, planner    These securities, which include
     the fund's portfolio of securities and distributing its shares.   or insurance agent)    government, corporate or municipal
     They are paid from the fund's assets before any earnings are      who analyzes           bonds, as well as money market
     distributed to shareholders.                                      clients' finances      securities, typically pay a fixed rate
                                                                       and prepares           of return (often referred to as
                                                                       personalized           interest). See Bond.
                                                                       programs to meet
                                                                       objectives.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Balanced Fund              Delaware Devon Fund
                                                               ---------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be         We typically invest only a small portion of each Fund's portfolio in
adversely affected by political instability, changes in         foreign securities. When we do purchase foreign securities, they are
currency exchange rates, foreign economic conditions or         often denominated in U.S. dollars. We also tend to avoid markets
inadequate regulatory and accounting standards.                 where we believe accounting principles or the regulatory structure are underdeveloped.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be     We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.                                        For Delaware Balanced Fund, swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a fund may     We will buy and sell options and futures for defensive purposes,
experience a significant loss if it employs an options or       such as to protect gains in the portfolio without actually selling a
futures strategy related to a security or a market index        security, to neutralize the impact of interest rate changes or to
and that security or index moves in the opposite direction      earn additional income. We will not use futures and options for
from what the portfolio manager anticipated. Futures and        speculative reasons or in an effort to enhance return.
options also involve additional expenses, which could
reduce any benefit or increase any loss to a fund from
using the strategy.
------------------------------------------------------------------------------------------------------------------------------------


                                                                              Lehman Brothers
Government securities             Inflation             Investment goal       Aggregate Bond Index  Management fee
------------------------------------------------------------------------------------------------------------------------------------
Securities issued by the U.S.     The increase in the   The objective, such   An index that         The amount paid by a mutual fund
government or its agencies. They  cost of goods and     as long-term capital  measures the          to the investment adviser for
include Treasuries as well as     services over time.   growth or high        performance of about  management services, expressed
agency-backed securities such as  U.S. inflation is     current income, that  6,500 U.S. corporate  as an annual percentage of the
Fannie Maes.                      frequently measured   a mutual fund         and government        fund's average daily net assets.
                                  by changes in the     pursues.              bonds.
                                  Consumer Price Index
                                  (CPI).



Who manages the Funds

Investment manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

                                                      Investment management fees
--------------------------------------------------------------------------------
                                                          Delaware    Delaware
                                                          Balanced     Devon
                                                           Fund        Fund
--------------------------------------------------------------------------------
As a percentage of average daily net assets                0.64%       0.65%

Portfolio managers

John B. Jares, Paul A. Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for Delaware Balanced Fund. Francis
X. Morris has primary responsibility for making day-to-day investment decisions for Delaware Devon Fund. When making investment decisions for Delaware Devon Fund, Mr. Morris regularly consults with Michael S. Morris.

John B. Jares, Vice President/Senior Portfolio Manager, holds a BS degree in finance and an MBA from the University of Colorado. He joined Delaware Investments in March 2000. Mr. Jares came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services, Inc. in 1992. Mr. Jares is a CFA charterholder. He has been managing the Delaware Balanced Fund since March 2000.

Paul A. Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been managing the fixed-income portion of the Delaware Balanced Fund since April 25, 2000.



                                                                                                    NASD Regulation, Inc.
M-P  Market capitalization                                        Maturity                          (NASDR(SM))
------------------------------------------------------------------------------------------------------------------------------------
     The value of a corporation determined by multiplying         The length of time until a        The independent subsidiary of
     the current market price of a share of common stock by       bond issuer must repay the        the National Association of
     the number of shares held by shareholders. A                 underlying loan principal to      Securities Dealers, Inc.
     corporation with one million shares outstanding and the      bondholders.                      responsible for regulating the
     market price per share of $10 has a market                                                     securities industry.
     capitalization of $10 million.


Stephen R. Cianci, Vice President/Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. He has been managing the fixed-income portion of the Delaware Balanced Fund since April 25, 2000.

Francis X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing the Devon Fund since March 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 18 years of investment management experience. Mr. Morris came to Delaware from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is past president of the Philadelphia Society of Financial Analysts.

Michael S. Morris, Vice President/Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The Teachers Retirement System of Ohio. Mr. Morris is a CFA charterholder.


Nationally recognized statistical ratings                       Net asset value                                Price-to-earnings
organization (NRSRO)                                            (NAV)                  Preferred stock         ratio
------------------------------------------------------------------------------------------------------------------------------------
A company that assesses the credit quality of bonds,            The daily dollar       Preferred stock has     A measure of a
commercial paper, preferred and common stocks and municipal     value of one mutual    preference over         stock's value
short-term issues, rating the probability that the issuer of    fund share. Equal to   common stock in the     calculated by
the debt will meet the scheduled interest payments and repay    a fund's net assets    payment of dividends    dividing the current
the principal. Ratings are published by such companies as       divided by the         and liquidation of      market price of a
Moody's Investors Service, Inc. (Moody's), Standard & Poor's    number of shares       assets. Preferred       share of stock by its
(S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc.         outstanding.           stocks also often       annual earnings per
(Fitch).                                                                               pay dividends at a      share. A stock
                                                                                       fixed rate and are      selling for $100 per
                                                                                       sometimes               share with annual
                                                                                       convertible into        earnings per share of
                                                                                       common stock.           $5 has a P/E of 20.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.


                                                               -------------------
                                                                Board of Trustees
                                                               -------------------
----------------------------                                            |                   ---------------------------
    Investment manager                                         -------------------                    Custodian
Delaware Management Company   ----------------------------          The Funds       -------   The Chase Manhattan Bank
    One Commerce Square                                        -------------------            4 Chase Metrotech Center
  Philadelphia, PA 19103                                        |       |        |                Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                            Distributor             |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 12 for details)                ---------------------------          One Commerce Square
----------------------------                                    |           Philadelphia, PA 19103
                                                                |       ------------------------------
                                                                |       |
                                                               ------------------
                                                               Financial advisers
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.


P-S  Principal                                 Prospectus                 Redeem                    Risk
     -------------------------------------------------------------------------------------------------------------------------------
     Amount of money you invest (also called   The official offering      To cash in your shares    Generally defined as variability
     capital). Also refers to a bond's         document that describes    by selling them back      of value; also credit risk,
     original face value, due to be repaid     a mutual fund,             to the mutual fund.       inflation risk, currency and
     at maturity.                              containing information                               interest rate risk. Different
                                               required by the SEC,                                 investments involve different
                                               such as investment                                   types and degrees of risk.
                                               objectives, policies,
                                               services and fees.

About your account

Investing in the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

CLASS A

Choosing a share class

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.


Class A sales charges

-----------------------------------------------------------------------------------------------------
                            Sales charge as %     Sales charge as % of         Dealer's commission as
  Amount of purchase        of offering price       amount invested             % of offering price
-----------------------------------------------------------------------------------------------------
Less than $50,000               5.75%                 6.10%                            5.00%
-----------------------------------------------------------------------------------------------------
 $50,000 but
under $100,000                  4.75%                 4.99%                            4.00%
-----------------------------------------------------------------------------------------------------
 $100,000 but
under $250,000                  3.75%                 3.90%                            3.00%
-----------------------------------------------------------------------------------------------------
 $250,000 but
under $500,000                  2.50%                 2.56%                            2.00%
-----------------------------------------------------------------------------------------------------
 $500,000 but
under $1 million                2.00%                 2.04%                            1.60%
-----------------------------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
-----------------------------------------------------------------------------------------------------
                            Sales charge as %     Sales charge as % of       Dealer's commission as %
  Amount of purchase        of offering price       amount invested             of offering price
-----------------------------------------------------------------------------------------------------
$1 million up to $5 million        none                  none                        1.00%
-----------------------------------------------------------------------------------------------------
   Next $20 million
  up to $25 million                none                  none                        0.50%
-----------------------------------------------------------------------------------------------------
Amount over $25 million            none                  none                        0.25%
-----------------------------------------------------------------------------------------------------

                                                                                   SEC (Securities and
S&P 500 Index                                       Sales charge                   Exchange Commission)       Share classes
------------------------------------------------------------------------------------------------------------------------------------
The S&P 500 Index is an unmanaged index of 500      Charge on the purchase or      Federal agency             Different
widely held common stocks that is often used to     redemption of fund shares      established by Congress    classifications of
represent performance of the U.S. stock market.     sold through financial         to administer the laws     shares; mutual fund
                                                    advisers. May vary with the    governing the securities   share classes offer a
                                                    amount invested. Typically     industry, including        variety of sales
                                                    used to compensate advisers    mutual fund companies.     charge choices.
                                                    for advice and service
                                                    provided.

CLASS B

 o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

 o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

 o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

 o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

 o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

 o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

 o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


CLASS C

 o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

 o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

 o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

 o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

 o Unlike Class B shares, Class C shares do not automatically convert into another class.

 o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.


Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                               Statement of Additional
S-V  Signature guarantee                        Standard deviation             Information (SAI)         Stock
     -------------------------------------------------------------------------------------------------------------------------------
     Certification by a bank, brokerage firm    A measure of an investment's   The document serving      An investment that
     or other financial institution that a      volatility; for mutual         as "Part B" of a          represents a share of
     customer's signature is valid;             funds, measures how much a     fund's prospectus that    ownership (equity) in a
     signature guarantees can be provided by    fund's total return has        provides more detailed    corporation. Stocks are
     members of the STAMP program.              typically varied from its      information about the     often referred to as
                                                historical average.            fund's organization,      equities.
                                                                               investments, policies
                                                                               and risks.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Share class
Program                                   How it works                                 A              B                   C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent                      Through a Letter of Intent you agree to          X        Although the Letter of Intent and
                                      invest a certain amount in Delaware                       Rights of Accumulation do not apply
                                      Investments Funds (except money                           to the purchase of Class B and Class
                                      market funds with no sales charge) over a                 C shares, you can combine your
                                      13-month period to qualify for reduced                    purchase of Class A shares with your
                                      front-end sales charges.                                  purchase of Class B and Class C
                                                                                                shares to fulfill your Letter of
                                                                                                Intent or qualify for Rights of
                                                                                                Accumulation.
------------------------------------------------------------------------------------------------------------------------------------
Rights of Accumulation                You can combine your holdings or                 X
                                      purchases of all funds in the
                                      Delaware Investments family (except
                                      money market funds with no sales charge)
                                      as well as the holdings and purchases
                                      of your spouse and children under 21
                                      to qualify for reduced front-end
                                      sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of Redeemed              Up to 12 months after you redeem           For Class A,   For Class B, your     Not available.
Shares                                shares, you can reinvest the proceeds      you will not   account will be
                                      without paying a sales charge as noted to  have to pay an credited with the
                                      the right.                                 additional     contingent deferred
                                                                                 front-end      sales charge you
                                                                                 sales charge.  previously paid on the
                                                                                                amount you are
                                                                                                reinvesting. Your
                                                                                                schedule for contingent
                                                                                                deferred sales charges
                                                                                                and conversion to Class
                                                                                                A will not start over
                                                                                                again; it will pick up
                                                                                                from the point at
                                                                                                which you redeemed
                                                                                                your shares.
------------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA, SEP IRA, SARSEP,          These investment plans may qualify for           X        There is no reduction in sales
Prototype Profit Sharing,             reduced sales charges by combining the                    charges for Class B or Class C
Pension, 401(k), SIMPLE               purchases of all members of the group.                    shares for group purchases by
401(k), 403(b)(7), and 457            Members of these groups may also qualify                  retirement plans.
Retirement Plans                      to purchase shares without a front-end
                                      sales charge and may qualify for a waiver
                                      of any contingent deferred sales charges.
------------------------------------------------------------------------------------------------------------------------------------


                                            Uniform Gift to Minors Act and
                                            Uniform Transfers to
Total return                                Minors Act                          Volatility
------------------------------------------------------------------------------------------------------------------------------------
An investment performance measurement,      Federal and state laws that         The tendency of an investment to go up or down in
expressed as a percentage, based on the     provide a simple way to transfer    value by different magnitudes. Investments that
combined earnings from dividends, capital   property to a minor with special    generally go up or down in value in relatively small
gains and change in price over a given      tax advantages.                     amounts are considered "low volatility" investments,
period.                                                                         whereas those investments that generally go up or
                                                                                down in value in relatively large amounts are
                                                                                considered "high volatility" investments.

How to buy shares

[PERSON]
Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[MAIL]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7042. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[WIRE]
By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[EXCHANGE]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[AUTOMATED]
Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in a Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

[PERSON]
How to redeem shares

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[MAIL]
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7042. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[TELEPHONE]
By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[WIRE]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[AUTOMATED]
Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

Special services (contined)

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawal deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, from Delaware Balanced Fund are paid quarterly. Dividends, if any, from Delaware Devon Fund are paid annually. For both Funds, capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
Delaware Devon Fund accepts investments from the portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware Devon Fund and Foundation Funds as a result of these transactions.

Financial highlights

                                                                                                                             Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Year ended 10/31
The Financial              Delaware Balanced Fund                           2000        1999         1998        1997        1996
highlights tables are      ---------------------------------------------------------------------------------------------------------
intended to help you       Net asset value, beginning of period           $21.600     $22.970      $22.950     $21.260      $19.940
understand a Fund's        ---------------------------------------------------------------------------------------------------------
financial performance.     Income (loss) from investment operations:
All "per share"            ---------------------------------------------------------------------------------------------------------
information reflects       Net investment income(2)                         0.403       0.422        0.510       0.610        0.706
financial results for      ---------------------------------------------------------------------------------------------------------
a single Fund share.       Net realized and unrealized gain (loss)
This information has          on investments                               (0.617)     (0.257)       2.620       3.680        2.349
been audited by Ernst                                                    --------     -------     --------    --------     --------
& Young LLP, whose         ---------------------------------------------------------------------------------------------------------
report, along with         Total from investment operations                (0.214)      0.165        3.130       4.290        3.055
each Fund's financial                                                    --------     -------     --------    --------     --------
statements, is             ---------------------------------------------------------------------------------------------------------
included in each           Less dividends and distributions:
Fund's annual report,      ---------------------------------------------------------------------------------------------------------
which is available         Dividends from net investment income            (0.213)     (0.495)      (0.510)     (0.680)      (0.655)
upon request by            ---------------------------------------------------------------------------------------------------------
calling 800.523.1918.      Distributions from net realized gain
                              on investments                               (2.553)     (1.040)      (2.600)     (1.920)      (1.080)
                                                                         --------     -------     --------    --------     --------
                           ---------------------------------------------------------------------------------------------------------
                           Total dividends and distributions               (2.766)     (1.535)      (3.110)     (2.600)      (1.735)
                                                                         --------     -------     --------    --------     --------
                           ---------------------------------------------------------------------------------------------------------
                           Net asset value, end of period                 $18.620     $21.600      $22.970     $22.950      $21.260
                                                                         ========    ========     ========    ========     ========
                           ---------------------------------------------------------------------------------------------------------
                           Total return(3)                                 (0.75%)      0.44%       14.80%      22.05%       16.07%
                           ---------------------------------------------------------------------------------------------------------
                           Ratios and supplemental data:
                           ---------------------------------------------------------------------------------------------------------
                           Net assets, end of period (000's omitted)     $436,534    $562,975     $610,332    $554,448     $490,150
                           ---------------------------------------------------------------------------------------------------------
                           Ratio of expenses to average net assets          1.31%       1.12%        0.98%       0.97%        0.99%
                           ---------------------------------------------------------------------------------------------------------
                           Ratio of net investment income to
                              average net assets                            2.14%       1.85%        2.25%       2.83%        3.39%
                           ---------------------------------------------------------------------------------------------------------
                           Portfolio turnover                                165%         87%          86%         81%          92%
                           ---------------------------------------------------------------------------------------------------------


(1)Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2)Per share information for the years ended October 31, 1999 and 2000 was based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.




     How to read the   Net investment          Net realized and unrealized gain
Financial highlights   income                  (loss) on investments                               Net asset value (NAV)
------------------------------------------------------------------------------------------------------------------------------------
                       Net investment income   A realized gain occurs when we sell an investment   This is the value of a mutual
                       includes dividend and   at a profit, while a realized loss occurs when we   fund share, calculated by
                       interest income earned  sell an investment at a loss. When an investment    dividing the net assets by the
                       from a fund's           increases or decreases in value but we do not       number of shares outstanding.
                       investments; it is      sell it, we record an unrealized gain or loss.
                       after expenses have     The amount of realized gain per share that we pay
                       been deducted.          to shareholders, if any, would be listed under
                                               "Less dividends and distributions-Distributions
                                               from realized gain on investments."


-----------------------------------------------------------       ------------------------------------------------------------------
                                                    Class B                                                                  Class C
-----------------------------------------------------------       ------------------------------------------------------------------
                                                                                                                            Period
                                                                                                                         11/29/95(1)
                                           Year ended 10/31                                         Year ended 10/31       through
   2000         1999         1998         1997         1996          2000          1999          1998          1997        10/31/96
-----------------------------------------------------------       ------------------------------------------------------------------
$21.590      $22.950      $22.880      $21.200      $19.900       $21.570       $22.930       $22.870       $21.180        $20.500
-----------------------------------------------------------       ------------------------------------------------------------------

-----------------------------------------------------------       ------------------------------------------------------------------
  0.259        0.246        0.337        0.452        0.525         0.251         0.246         0.335         0.460          0.583
-----------------------------------------------------------       ------------------------------------------------------------------

 (0.621)      (0.251)       2.608        3.658        2.350        (0.613)       (0.251)        2.600         3.655          1.757
-------      -------      -------      -------      -------       -------       -------       -------       -------        -------
-----------------------------------------------------------       ------------------------------------------------------------------
 (0.362)      (0.005)       2.945        4.110        2.875        (0.362)       (0.005)        2.935         4.115          2.340
-------      -------      -------      -------      -------       -------       -------       -------       -------        -------
-----------------------------------------------------------       ------------------------------------------------------------------

-----------------------------------------------------------       ------------------------------------------------------------------
 (0.075)      (0.315)      (0.275)      (0.510)      (0.495)       (0.075)       (0.315)       (0.275)       (0.505)        (0.580)
-----------------------------------------------------------       ------------------------------------------------------------------

 (2.553)      (1.040)      (2.600)      (1.920)      (1.080)       (2.553)       (1.040)       (2.600)       (1.920)        (1.080)
-------      -------      -------      -------      -------       -------       -------       -------       -------        -------
-----------------------------------------------------------       ------------------------------------------------------------------
 (2.628)      (1.355)      (2.875)      (2.430)      (1.575)       (2.628)       (1.355)       (2.875)       (2.425)        (1.660)
-------      -------      -------      -------      -------       -------       -------       -------       -------        -------
-----------------------------------------------------------       ------------------------------------------------------------------
$18.600      $21.590      $22.950      $22.880      $21.200       $18.580       $21.570       $22.930       $22.870        $21.180
=======      =======      =======      =======      =======       =======       =======       =======       =======        =======
-----------------------------------------------------------       ------------------------------------------------------------------
 (1.52%)      (0.31%)      13.90%       21.09%       15.15%        (1.52%)       (0.31%)       13.85%        21.07%         12.13%
-----------------------------------------------------------       ------------------------------------------------------------------

-----------------------------------------------------------       ------------------------------------------------------------------
$49,353      $67,090      $33,884      $16,659       $6,872       $10,933       $21,192       $17,730        $8,090         $1,990
-----------------------------------------------------------       ------------------------------------------------------------------
  2.07%        1.89%        1.77%        1.78%        1.80%         2.07%         1.89%         1.77%         1.78%          1.80%
-----------------------------------------------------------       ------------------------------------------------------------------

  1.38%        1.08%        1.46%        2.00%        2.58%         1.38%         1.08%         1.46%         2.00%          2.58%
-----------------------------------------------------------       ------------------------------------------------------------------
   165%          87%          86%          81%          92%          165%           87%           86%           81%            92%
-----------------------------------------------------------       ------------------------------------------------------------------


                                                                                          Ratio of net
                                                                                          investment income
                                                                 Ratio of expenses to     (loss) to average
Total return                             Net assets              average net assets       net assets          Portfolio turnover
------------------------------------------------------------------------------------------------------------------------------------
This represents the rate that an          Net assets represent    The expense ratio is    We determine this   This figure tells you
investor would have earned or lost on an  the total value of all  the percentage of net   ratio by dividing   the amount of trading
investment in a fund. In calculating      the assets in a fund's  assets that a fund      net investment      activity in a fund's
this figure for the financial highlights  portfolio, less any     pays annually for       income by average   portfolio. For
table, we include applicable fee          liabilities, that are   operating expenses and  net assets.         example, a fund with a
waivers, exclude front-end and            attributable to that    management fees. These                      50% turnover has
contingent deferred sales charges, and    class of the fund.      expenses include                            bought and sold half
assume the shareholder has reinvested                             accounting and                              of the value of its
all dividends and realized gains.                                 administration                              total investment
                                                                  expenses, services for                      portfolio during the
                                                                  shareholders, and                           stated period.
                                                                  similar expenses.


                                                           -------------------------------------------------------------------------
                                                                                                                         Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Year ended
                                                                                                                           10/31
Delaware Devon Fund                                          2000            1999            1998           1997            1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $19.750         $20.090         $17.860        $14.610         $12.550
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(2)                             (0.088)          0.047           0.121          0.182           0.216
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                                             (1.322)         (0.114)          3.249          4.243           2.689
                                                           -------         -------         -------        -------         -------
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (1.410)         (0.067)          3.370          4.425           2.905
                                                           -------         -------         -------        -------         -------
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                             -          (0.032)         (0.110)        (0.210)         (0.205)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain
 on investments                                                  -          (0.190)         (1.030)        (0.965)         (0.640)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                -          (0.051)              -              -               -
                                                           -------         -------         -------        -------         -------
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                -          (0.273)         (1.140)        (1.175)         (0.845)
                                                           -------         -------         -------        -------         -------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $18.340         $19.750         $20.090        $17.860         $14.610
                                                           =======         =======         =======        =======         =======
------------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                             (7.14%)         (0.42%)(4)      19.60%(4)      32.11%(4)       24.14%(4)
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                  $68,243        $137,034        $120,506        $49,262         $14,907
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.83%           1.37%           1.30%          1.25%           1.25%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
 to expense limitation and expenses
 paid indirectly                                             1.83%           1.45%           1.40%          1.42%           1.84%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average net assets                                         (0.46%)         (0.22%)          0.64%          1.14%           1.67%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average net assets prior to expense limitation
 and expenses paid indirectly                               (0.46%)         (0.14%)          0.54%          0.97%           1.08%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                            123%             82%             39%            64%             80%
------------------------------------------------------------------------------------------------------------------------------------

(1)Date of initial sale of Delaware Devon Fund C Class; ratios have been annualized but total return has not been annualized.
(2)Per share information based on the average shares outstanding method.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)Total investment return reflects an expense limitation in effect for the Fund.

-----------------------------------------------------------       ------------------------------------------------------------------
                                                    Class B                                                               Class C
-----------------------------------------------------------       ------------------------------------------------------------------
                                                                                                                           Period
                                                 Year ended                                              Year ended      11/29/95(1)
                                                      10/31                                                   10/31       through
   2000         1999         1998         1997         1996          2000          1999          1998          1997      10/31/96
-----------------------------------------------------------       ------------------------------------------------------------------
$19.580      $19.980      $17.800      $14.540      $12.500       $19.560       $19.960       $17.790       $14.530       $13.020
-----------------------------------------------------------       ------------------------------------------------------------------

-----------------------------------------------------------       ------------------------------------------------------------------
 (0.218)      (0.099)      (0.003)       0.081        0.136        (0.218)       (0.099)        0.002         0.071         0.188
-----------------------------------------------------------       ------------------------------------------------------------------

 (1.312)      (0.111)       3.223        4.219        2.664        (1.312)       (0.111)        3.208         4.229         2.157
-------      -------      -------      -------      -------       -------       -------       -------       -------       -------
-----------------------------------------------------------       ------------------------------------------------------------------
 (1.530)      (0.210)       3.220        4.300        2.800        (1.530)       (0.210)        3.210         4.300         2.345
-------      -------      -------      -------      -------       -------       -------       -------       -------       -------
-----------------------------------------------------------       ------------------------------------------------------------------

-----------------------------------------------------------       ------------------------------------------------------------------
      -            -       (0.010)      (0.075)      (0.120)            -             -        (0.010)       (0.075)       (0.195)
-----------------------------------------------------------       ------------------------------------------------------------------

      -       (0.190)      (1.030)      (0.965)      (0.640)            -        (0.190)       (1.030)       (0.965)       (0.640)
-----------------------------------------------------------       ------------------------------------------------------------------
      -            -            -            -            -             -             -             -             -             -
-------      -------      -------      -------      -------       -------       -------       -------       -------       -------
-----------------------------------------------------------       ------------------------------------------------------------------
      -       (0.190)      (1.040)      (1.040)      (0.760)            -        (0.190)       (1.040)       (1.040)       (0.835)
-------      -------      -------      -------      -------       -------       -------       -------       -------       -------
-----------------------------------------------------------       ------------------------------------------------------------------
$18.050      $19.580      $19.980      $17.800      $14.540       $18.030       $19.560       $19.960       $17.790       $14.530
=======      =======      =======      =======      =======       =======       =======       =======       =======       =======
-----------------------------------------------------------       ------------------------------------------------------------------
 (7.81%)      (1.12%)(4)   18.76%(4)    31.21%(4)    23.38%(4)     (7.77%)       (1.12%)(4)    18.71%(4)     31.24%(4)     18.94%(4)
-----------------------------------------------------------       ------------------------------------------------------------------

-----------------------------------------------------------       ------------------------------------------------------------------
$70,920     $131,901      $82,927      $28,757       $3,399       $14,005       $31,476       $20,141        $5,876        $1,056
-----------------------------------------------------------       ------------------------------------------------------------------
  2.53%        2.07%        2.00%        1.95%        1.95%         2.53%         2.07%         2.00%         1.95%         1.95%
-----------------------------------------------------------       ------------------------------------------------------------------


  2.53%        2.15%        2.10%        2.12%        2.54%         2.53%         2.15%         2.10%         2.12%         2.54%
-----------------------------------------------------------       ------------------------------------------------------------------

 (1.16%)      (0.48%)      (0.06%)       0.44%        0.97%        (1.16%)       (0.48%)       (0.06%)        0.44%         0.97%
-----------------------------------------------------------       ------------------------------------------------------------------


 (1.16%)      (0.56%)      (0.16%)       0.27%        0.38%        (1.16%)       (0.56%)       (0.16%)        0.27%         0.38%
-----------------------------------------------------------       ------------------------------------------------------------------
   123%          82%          39%          64%          80%          123%           82%           39%           64%           80%
-----------------------------------------------------------       ------------------------------------------------------------------

DELAWARE(SM)
INVESTMENTS
--------------------------
Philadelphia [ ] London




This page intentionally left blank

Delaware
Balanced Fund


Delaware
Devon Fund


  Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103-7042, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

  You can find reports and other information about the Funds on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.


  Web site
  www.delawareinvestments.com

  E-mail
  service@delinvest.com

  Shareholder Service Center
  800.523.1918

  Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

  Delaphone Service
  800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

  Investment Company Act file number: 811-249

  Delaware Balanced Fund Symbols

                          CUSIP         NASDAQ
                          -----         ------
  Class A               246093108       DELFX
  Class B               246093504       DELBX
  Class C               246093702       DEDCX

  Delaware Devon Fund Symbols

  Class A               246093306       DDGAX
  Class B               246093603       DEVOX
  Class C               246093801       DECVX


DELAWARE(SM)
INVESTMENTS
------------
Philadelphia [ ] London


P-002 [--] PP 2/01

DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia o London

Delaware
Balanced Fund


Delaware
Devon Fund

Institutional Class

Prospectus December 29, 2000
(as amended March 1, 2001)


(Total Return Artwork)

Total Return Funds


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profiles                                              page 2
Delaware Balanced Fund                                          2
Delaware Devon Fund                                             4
 .................................................................
How we manage the Funds                                    page 6
Our investment strategies                                       6
The securities we typically invest in                           7
The risks of investing in the Funds                            10
 .................................................................
Who manages the Funds                                     page 12
Investment manager                                             12
Portfolio managers                                             12
Fund administration (Who's who)                                14
 .................................................................
About your account                                        page 15
Investing in the Funds                                         15
How to buy shares                                              16
How to redeem shares                                           18
Account minimum                                                19
Exchanges                                                      19
Dividends, distributions and taxes                             19
Certain management considerations                              19
 .................................................................
Financial highlights                                      page 20

Profile: Delaware Balanced Fund

What is the Fund's goal?

Delaware Balanced Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Fund's assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 10.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors looking for stocks and bonds combined in a single investment.
o Investors seeking modest quarterly income.
o Investors seeking a measure of capital preservation.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Balanced Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for the one-year, five-year and ten-year periods. Delaware Balanced Fund's Institutional Class commenced operations on November 9, 1992. Return information for the Class for the periods prior to the time the Class commenced operations is calculated by taking the performance of Delaware Balanced Fund Class A and eliminating all sales charges that apply to Class A shares. However, for those periods, Class A 12b-1 payments were not eliminated, and performance would have been affected if this adjustment had been made. The Fund's past performance does not necessarily indicate how it will perform in the future.

As of September 30, 2000, the Fund's Institutional Class shares had a calendar year-to-date return of 1.53%. During the ten years illustrated in this bar chart, the Institutional Class' highest quarterly return was 15.10% for the quarter ended December 31, 1998 and its lowest quarterly return was -9.11% in the quarter ended September 30, 1990.

--------------------------------------------------------------------------------
                                Year-by-year total return (Institutional Class)


 1990     1991     1992     1993     1994     1995     1996    1997     1998     1999
 ----     ----     ----     ----     ----     ----     ----    ----     ----     ----
-0.48%   20.84%   12.73%    9.50%   -1.19%   26.15%   14.14%  24.77%   17.58%   -7.74%

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/99

   CLASS                                         S&P 500        Lehman Brothers
                          Institutional Class      Index   Aggregate Bond Index
   1 year                     -7.74%              21.03%         -0.82%
   5 years                    14.28%              28.54%          7.73%
   10 years                   11.21%              18.19%          7.70%


The Fund's returns above are compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the indices are unmanaged and don't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to Delaware Balanced Fund since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks.


What are the Fund's fees and expenses?
-------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly                  Maximum sales charge (load) imposed on
from your investments when you buy or sell                purchases as a percentage of offering price               none
shares of the Institutional Class.                     Maximum contingent deferred sales charge (load)
                                                          as a percentage of original purchase price or
                                                          redemption price, whichever is lower                      none
                                                       Maximum sales charge (load) imposed on
                                                          reinvested dividends                                      none
                                                       Redemption fees                                              none
                                                       Exchange fees(1)                                             none
-------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted            Management fees                                             0.64%
from the Fund's assets.                                Distribution and service (12b-1) fees                        none
                                                       Other expenses                                              0.43%
                                                       Total operating expenses                                    1.07%

-------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare           1 year                                                       $109
the cost of investing in the Fund to the cost of       3 years                                                      $340
investing in other mutual funds with similar           5 years                                                      $590
investment objectives. We show the cumulative          10 years                                                   $1,306
amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return
over the time shown.(2) This is an example only,
and does not represent future expenses, which may
be greater or less than those shown here.


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Profile: Delaware Devon Fund

What is the Fund's goal?
Delaware Devon Fund seeks total return.* Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in common stocks. We focus on common stocks that we believe have potential for above-average earnings per share growth over time.*

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 10.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors seeking long-term capital appreciation.
o Investors seeking an investment primarily in common stocks.

Who should not invest in the Fund
o Investors seeking an investment primarily in fixed-income securities.
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

* The investment objective and strategies noted above for Delaware Devon Fund are effective March 1, 2001. The investment objective and strategies in effect prior to March 1, 2001 can be found in the Prospectus Supplement dated December 29, 2000.

How has Delaware Devon Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past six calendar years, as well as the average annual returns for the one-year, five-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps. There is no longer an expense cap in place for the Fund.

As of September 30, 2000, the Fund's Institutional Class shares had a calendar year-to-date return of -5.72%. During the six years illustrated in this bar chart, the Institutional Class' highest quarterly return was 20.73% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.51% for the quarter ended September 30, 1999.

     Year-by-year total return (Institutional Class)

 1994     1995     1996     1997     1998     1999
 ----     ----     ----     ----     ----     ----
 5.93%   35.96%   23.20%   35.33%   22.52%   -10.62%

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/99

   CLASS                                                        S&P 500
                                      Institutional Class        Index
   1 year                                   -10.62%              21.03%
   5 years                                   19.94%              28.54%
   Lifetime (12/29/93)                       17.54%              23.55%


The Fund's returns above are compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


What are the Fund's fees and expenses?
-------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from             Maximum sales charge (load) imposed on
your investments when you buy or sell                     purchases as a percentage of offering price               none
shares of the Institutional Class.                     Maximum contingent deferred sales charge (load)
                                                          as a percentage of original purchase price or
                                                          redemption price, whichever is lower                      none
                                                       Maximum sales charge (load) imposed on
                                                          reinvested dividends                                      none
                                                       Redemption fees                                              none
                                                       Exchange fees(1)                                             none
-------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from       Management fees                                             0.65%
the Fund's assets.                                     Distribution and service (12b-1) fees                        none
                                                       Other expenses                                              0.88%
                                                       Total operating expenses                                    1.53%

-------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the       1 year                                                       $156
cost of investing in the Fund to the cost of           3 years                                                      $483
investing in other mutual funds with similar           5 years                                                      $834
investment objectives. We show the cumulative amount   10 years                                                   $1,824
of Fund expenses on a hypothetical investment of
$10,000 with an annual 5% return over the time
shown.(2) This is an example only, and does not
represent future expenses, which may be greater or
less than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Funds

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

Delaware Balanced Fund
Delaware Balanced Fund is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Fund.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:

o reasonably priced equity securities with strong, consistent and predictable earnings growth rates;

o strong, capable management teams and competitive products or services; and

o an attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.


Glossary A-C   Amortized cost                                                         Average maturity
             ---------------------------------------------------------------------------------------------
               Amortized cost is a method used to value a fixed-income                An average of when
               security that starts with the face value of the security and           the individual bonds
               then adds or subtracts from that value depending on whether            and other debt
               the purchase price was greater or less than the value of               securities held in a
               the security at maturity. The amount greater or less than              portfolio will mature.
               the par value is divided equally over the time remaining
               until maturity.

Delaware Devon Fund*
Delaware Devon Fund is also a total return fund, but it invests the majority of its assets in stocks. Since the Fund invests primarily in stocks, shareholders should be comfortable accepting fluctuations of principal.

The Fund invests primarily in common stocks that we believe have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency.

In selecting stocks for the Fund, we consider factors such as how much the company's earnings have grown in the past, the company's potential for strong positive cash flow, and the price/earnings ratio of a stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average earnings per share growth.

* The investment strategies noted above for Delaware Devon Fund are effective March 1, 2001. The investment strategies in effect prior to March 1, 2001 can be found in the Prospectus Supplement dated December 29, 2000.

The securities we
typically invest in

Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.


------------------------------------------------------------------------------------------------------------------------------------
                Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                   Delaware Balanced Fund                        Delaware Devon Fund
                                              --------------------------------------------------------------------------------------
Common stocks: Securities that represent      Generally, we invest up to 75% of net      Generally, 90% to 100% of the Fund's
shares of ownership in a corporation.         assets in common stocks.                   assets will be invested in common
Stockholders participate in the                                                          stocks. We will invest primarily in
corporation's profits and losses,                                                        stocks that we believe have the
proportionate to the number of shares                                                    potential for above-average earnings per
they own.                                                                                share growth.**
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually               Each Fund may invest in convertible securities; however, we will not invest more
preferred stocks or corporate bonds that      than 10% of the net assets of Delaware Balanced Fund or 5% of net assets of
can be exchanged for a set number of          Delaware Devon Fund in convertible securities that are rated below investment
shares of common stock at a                   grade by a nationally recognized statistical ratings organization (NRSRO) or in
predetermined price. These securities         securities that are unrated but deemed equivalent to non-investment grade.
offer higher appreciation potential than
nonconvertible bonds and greater income
potential than nonconvertible preferred
stocks.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income      There is no limit on government-related    There is no limit on government-related
securities that represent pools of            mortgage-backed securities or on fully     mortgage-backed securities; however, the
mortgages, with investors receiving           collateralized privately issued            Fund typically holds none or only a
principal and interest payments as the        mortgage-backed securities.                small percentage of its net assets in
underlying mortgage loans are paid back.                                                 fixed-income securities.
Many are issued and guaranteed against        We may invest up to 20% of net assets in
default by the U.S. government or its         mortgage-backed securities issued by       We may purchase privately issued
agencies or instrumentalities, such as        private companies whether or not the       obligations only if they are 100%
the Federal Home Loan Mortgage                securities are 100% collateralized.        collateralized and rated in one of the
Corporation, Federal National Mortgage        However, these securities must be rated    four highest categories by an NRSRO. The
Association and the Government National       at the time of purchase in one of the      privately issued securities we would
Mortgage Association. Others are issued       four highest categories by an NRSRO. The   invest in would be either CMOs or REMICs
by private financial institutions, with       privately issued securities we invest in   (see below).
some fully collateralized by                  are either CMOs or REMICs (see below).
certificates issued or guaranteed by the
U.S. government or its agencies or
instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------

**The description of how Delaware Devon Fund uses common stocks is effective March 1, 2001. The description in effect prior to March 1, 2001 can be found in the Prospectus Supplement dated December 29, 2000.

                                                                                                                  Capital
Bond                                                         Bond ratings                      Capital            appreciation
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,           Independent evaluations of        The amount of      An increase in the
municipality or government agency. In return for lending     creditworthiness, ranging from    money you invest.  value of an
money to the issuer, a bond buyer generally receives         Aaa/AAA (highest quality) to D                       investment.
fixed periodic interest payments and repayment of the loan   (lowest quality). Bonds rated
amount on a specified maturity date. A bond's price changes  Baa/BBB or better are considered
prior to maturity and typically is inversely related to      investment grade. See also
current interest rates. Generally, when interest rates       Nationally recognized
rise, bond prices fall, and when interest rates fall, bond   statistical ratings
prices rise.                                                 organization.


------------------------------------------------------------------------------------------------------------------------------------
                Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                   Delaware Balanced Fund                        Delaware Devon Fund
                                              --------------------------------------------------------------------------------------
Collateralized mortgage obligations           See mortgage-backed securities on page 7.
(CMOs): Privately issued mortgage-backed
bonds whose underlying value is the
mortgages that are grouped into different
pools according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits      See mortgage-backed securities on page 7.
(REMICs): Privately issued mortgage-backed
bonds whose underlying value is a fixed
pool of mortgages secured by an interest
in real property. Like CMOs, REMICs offer
different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes       We invest only in asset-backed             Delaware Devon Fund doesn't typically
backed by accounts receivable including       securities rated in one of the four        invest in asset-backed securities.
home equity, automobile or credit             highest categories by an NRSRO.            When we do, we are allowed to invest
loans.                                                                                   only in asset-backed securities
                                                                                         rated in one of the four highest
                                                                                         categories by an NRSRO.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued      We focus on bonds rated in one of the      Although Delaware Devon Fund is allowed
by a corporation.                             four highest categories by an NRSRO        to invest in corporate bonds, we do
                                              (or if unrated, deemed equivalent),        not typically invest in them.
                                              with maturities between one and
                                              30 years.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement           Typically, we use repurchase agreements as a short-term investment for a Fund's
between a buyer of securities, such as a      cash position. In order to enter into these repurchase agreements, each Fund
Fund, and a seller of securities, in          must have collateral of at least 102% of the repurchase price. Neither Fund may
which the seller agrees to buy the            have more than 10% of its total assets in repurchase agreements with maturities
securities back within a specified time       of over seven days. Each Fund will only enter into repurchase agreements in
at the same price the buyer paid for          which the collateral is comprised of U.S. government securities.
them, plus an amount equal to an agreed
upon interest rate. Repurchase agreements
are often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs):          We may invest without limitation in ADRs.
Certificates issued by a U.S. bank
which represent the bank's holdings of
a stated number of shares of a foreign
corporation. An ADR entitles the holder
to all dividends and capital gains earned
by the underlying foreign shares, and an
ADR is bought and sold the same as U.S.
securities.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a      At times when we anticipate adverse conditions, we may want to protect gains on
right to buy or sell a security or a          securities without actually selling them. We might buy or sell options or
group of securities at an agreed upon         futures to neutralize the effect of any price declines, without buying or
price at a future date. The purchaser of      selling a security, or as a hedge against changes in interest rates. We might
an option may or may not choose to go         also use options or futures to gain exposure to a particular market segment
through with the transaction. The seller      without purchasing individual securities in that segment or to earn additional
of an option, however, must go through        income for the Fund.
with the transaction if its purchaser
exercises the option.                         Use of these strategies can increase the operating costs of a Fund and can lead to loss of principal.
Futures contracts are agreements for
the purchase or sale of a security or a
group of securities at a specified price,
on a specified date. Unlike purchasing
an option, a futures contract must be
executed unless it is sold before the
settlement date.

Certain options and futures may be
considered to be derivative
securities.
------------------------------------------------------------------------------------------------------------------------------------


     Capital gains
C-D  distributions                    Compounding       Consumer Price Index (CPI)         Corporate bond
    ------------------------------------------------------------------------------------------------------------------
     Payments to mutual fund          Earnings on an    Measurement of U.S. inflation;     A debt security issued by a
     shareholders of profits          investment's      represents the price of a basket   corporation. See Bond.
     (realized gains) from the        previous          of commonly purchased goods.
     sale of a fund's portfolio       earnings.
     securities. Usually paid
     once a year; may be either
     short-term gains or long-term
     gains.

------------------------------------------------------------------------------------------------------------------------------------
                Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                   Delaware Balanced Fund                        Delaware Devon Fund
                                              --------------------------------------------------------------------------------------
Restricted securities: Privately placed       We may invest in privately placed securities including those that are eligible
securities whose resale is restricted         for resale only among certain institutional buyers without registration, which
under securities law.                         are commonly known as Rule 144A Securities.

                                                                                         Delaware Devon Fund currently intends
                                                                                         to limit its investments in other
                                                                                         restricted securities to no more than
                                                                                         5% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap             We may use interest rate swaps to          ***
agreements: In an interest rate swap, a       adjust Delaware Balanced Fund's
fund receives payments from another party     sensitivity to interest rates, or to
based on a floating interest rate in return   hedge against changes in interest
for making payments based on a fixed          rates.
interest rate. An interest rate swap can
also work in reverse, with a fund receiving   Index swaps may be used to gain
payments based on a fixed interest rate       exposure to markets that the Fund
and making payments based on a floating       invests in or as a substitute for
interest rate. In an index swap, a            futures, options or forward contracts
fund receives gains or incurs losses based    if such contracts are not directly
on the total return of an index, in           available to the Fund on favorable
exchange for making fixed or floating         terms.
interest rate payments to another party.
                                              Interest rate swaps and index swaps
                                              will be considered illiquid securities
                                              (see below).
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that          We may invest up to 10% of total assets in illiquid securities.
do not have a ready market, and cannot
be easily sold within seven days at
approximately the price that a Fund
has valued them.
------------------------------------------------------------------------------------------------------------------------------------

*** This is not a principal strategy for the Fund.


The Funds may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Funds.

Purchasing securities on a when-issued or delayed delivery basis Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of each Fund's assets in cash or cash equivalents. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover Each Fund anticipates that its annual portfolio turnover rate may exceed 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.


Cost basis          Depreciation       Diversification             Dividend distribution           Duration
-------------------------------------------------------------------------------------------------------------------------------
The original        A decline in an    The process of spreading    Payments to mutual fund         A measurement of a
purchase price      investment's       investments among a         shareholders of dividends       fixed-income investment's
of an investment,   value.             number of different         passed along from the fund's    price volatility. The
used in                                securities, asset classes   portfolio of securities.        larger the number, the
determining                            or investment styles to                                     greater the likely price
capital gains                          reduce the risks of                                         change for a given change
and losses.                            investing.                                                  in interest rates.


The risks of investing
in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                  Risks                                                   How we strive to use them
------------------------------------------------------------------------------------------------------------------------------------
                                                   Delaware Balanced Fund                        Delaware Devon Fund
                                              --------------------------------------------------------------------------------------
Market risk is the risk that all or a         We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a certain       appreciate over an extended time frame regardless of interim market
market--like the stock or bond market--will   fluctuations. We do not try to predict overall stock market movements and
decline in value because of factors such      generally do not trade for short-term purposes.
as economic conditions, future expectations
or investor confidence.                       We diversify the Fund's assets among two
                                              major categories of investments--stocks
Index swaps are subject to the same market    and bonds--which tend to increase and
risks as the investment market or sector      decline in value in different economic
that the index represents. Depending on       or investment conditions.
the actual movements of the index and
how well the portfolio manager forecasts      In evaluating the use of an index swap,
those movements, a fund could experience      we carefully consider how market changes
a higher or lower return than anticipated.    could affect the swap and how that
                                              compares to us investing directly in the
                                              market the swap is intended to represent.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk        We limit the amount of each Fund's assets invested in any one industry and in
that the value of securities in a             any individual security. We also follow a rigorous selection process before
particular industry or the value of an        choosing securities for the portfolio.
individual stock or bond will decline
because of changing expectations for
the performance of that industry or for
the individual company issuing the
stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that           We do not try to increase return by        Delaware Devon Fund does not generally
securities, particularly bonds with longer    predicting and aggressively capitalizing   hold a significant portion of assets in
maturities, will decrease in value if         on interest rate moves. Instead, we        fixed-income securities, so interest
interest rates rise.                          aim to keep the interest rate risk         rate risk is not a major risk with this
                                              similar to the Lehman Brothers Aggregate   Fund.
Swaps may be particularly sensitive to        Bond Index.
interest rate changes. Depending on the
actual movements of interest rates and        We will not invest in swaps with
how well the portfolio manager anticipates    maturities of more than two years. Each
them, a fund could experience a higher        business day we will calculate the
or lower return than anticipated.             amount the Fund must pay for swaps it
                                              holds and will segregate cash or other
                                              liquid securities to cover that amount.
------------------------------------------------------------------------------------------------------------------------------------


E-M   Expense ratio                                    Financial adviser           Fixed-income securities
    --------------------------------------------------------------------------------------------------------------------
      A mutual fund's total operating expenses,        Financial professional      With fixed-income securities, the
      expressed as a percentage of its total           (e.g., broker, banker,      money you originally invest is
      net assets. Operating expenses are the           accountant, planner         paid back at a pre-specified
      costs of running a mutual fund, including        or insurance agent)         maturity date. These securities,
      management fees, offices, staff, equipment       who analyzes clients'       which include government,
      and expenses related to maintaining the          finances and prepares       corporate or municipal bonds,
      fund's portfolio of securities and               personalized programs       as well as money market securities,
      distributing its shares. They are paid           to meet objectives.         typically pay a fixed rate of return
      from the fund's assets before any earnings                                   (often referred to as interest).
      are distributed to shareholders.                                             See Bond.

------------------------------------------------------------------------------------------------------------------------------------
                  Risks                                                   How we strive to use them
------------------------------------------------------------------------------------------------------------------------------------
                                                   Delaware Balanced Fund                        Delaware Devon Fund
                                              --------------------------------------------------------------------------------------
Foreign risk is the risk that foreign         We typically invest only a small portion of each Fund's portfolio in foreign
securities may be adversely affected by       securities. When we do purchase foreign securities, they are often denominated
political instability, changes in             in U.S. dollars. We also tend to avoid markets where we believe accounting
currency exchange rates, foreign              principles or the regulatory structure are underdeveloped.
economic conditions or inadequate
regulatory and accounting standards.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that        We limit exposure to illiquid securities.
securities cannot be readily sold within
seven days at approximately the price         For Delaware Balanced Fund, swap agreements will be treated as illiquid
that a fund values them.                      securities, but most swap dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility   We will buy and sell options and futures for defensive purposes, such as to
that a fund may experience a significant      protect gains in the portfolio without actually selling a security, to
loss if it employs an options or futures      neutralize the impact of interest rate changes or to earn additional income. We
strategy related to a security or a market    will not use futures and options for speculative reasons or in an effort to
index and that security or index moves in     enhance return.
the opposite direction from what the
portfolio manager anticipated. Futures
and options also involve additional
expenses, which could reduce any benefit
or increase any loss to a fund from
using the strategy.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Lehman Brothers
Government securities       Inflation                      Investment goal            Aggregate Bond Index     Management fee
------------------------------------------------------------------------------------------------------------------------------------
Securities issued by the    The increase in the cost of    The objective, such as     An index that measures   The amount paid by a
U.S. government or its      goods and services over time.  long-term capital growth   the performance of       mutual fund to the
agencies. They include      U.S. inflation is frequently   or high current income,    about 6,500 U.S.         investment adviser
Treasuries as well as       measured by changes in the     that a mutual fund         corporate and            for management
agency-backed securities    Consumer Price Index (CPI).    pursues.                   government bonds.        services, expressed
such as Fannie Maes.                                                                                           as an annual
                                                                                                               percentage of the
                                                                                                               fund's average daily
                                                                                                               net assets.

Who manages the Funds

Investment
manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

                                                      Investment management fees

                                                       Delaware        Delaware
                                                       Balanced          Devon
                                                         Fund            Fund
As a percentage of average daily net assets              0.64%           0.65%

Portfolio
managers

John B. Jares, Paul A. Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for Delaware Balanced Fund. Francis
X. Morris has primary responsibility for making day-to-day investment decisions for Delaware Devon Fund. When making investment decisions for Delaware Devon Fund, Mr. Morris regularly consults with Michael S. Morris.

John B. Jares, Vice President/Senior Portfolio Manager, holds a BS degree in finance and an MBA from the University of Colorado. He joined Delaware Investments in March 2000. Mr. Jares came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services, Inc. in 1992. Mr. Jares is a CFA charterholder. He has been managing the Delaware Balanced Fund since March 2000.

Paul A. Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been managing the fixed-income portion of the Delaware Balanced Fund since April 25, 2000.

                                                                                      NASD Regulation, Inc.
M-P  Market capitalization                         Maturity                           (NASDR(SM))
    --------------------------------------------------------------------------------------------------------------
     The value of a corporation determined by      The length of time until a bond    The independent subsidiary
     multiplying the current market price of       issuer must repay the underlying   of the National Association
     a share of common stock by the number of      loan principal to bondholders.     of Securities Dealers,
     shares held by shareholders. A corporation                                       Inc. responsible for
     with one million shares outstanding and                                          regulating the securities
     the market price per share of $10 has a                                          industry.
     market capitalization of $10 million.


Stephen R. Cianci, Vice President/Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. He has been managing the fixed-income portion of the Delaware Balanced Fund since April 25, 2000.

Francis X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing the Devon Fund since March 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 18 years of investment management experience. Mr. Morris came to Delaware from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is past president of the Philadelphia Society of Financial Analysts.

Michael S. Morris, Vice President/Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The Teachers Retirement System of Ohio. Mr. Morris is a CFA charterholder.


Nationally recognized statistical ratings              Net asset value
organization (NRSRO)                                   (NAV)                      Preferred stock       Price-to-earnings ratio
------------------------------------------------------------------------------------------------------------------------------------
A company that assesses the credit quality of bonds,   The daily dollar value     Preferred stock has   A measure of a stock's value
commercial paper, preferred and common stocks and      of one mutual fund share.  preference over       calculated by dividing the
municipal short-term issues, rating the probability    Equal to a fund's net      common stock in the   current market price of
that the issuer of the debt will meet the scheduled    assets divided by the      payment of dividends  a share of stock by its
interest payments and repay the principal. Ratings     number of shares           and liquidation of    annual earnings per share.
are published by such companies as Moody's Investors   outstanding.               assets. Preferred     A stock selling for $100 per
Service, Inc. (Moody's), Standard & Poor's (S&P),                                 stocks also often     share with annual earnings
Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc.                                  pay dividends at a    per share of $5 has a P/E
(Fitch).                                                                          fixed rate and are    of 20.
                                                                                  sometimes convertible
                                                                                  into common stock.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------      The Funds        ------------------  The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 12 for details)                ---------------------------         One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                                      |                        |
                                                   -------------------------------
                                                             Shareholders
                                                   -------------------------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.


P-S  Principal                Prospectus                   Redeem               Risk
    -----------------------------------------------------------------------------------------------------------------------
     Amount of money you      The official offering        To cash in your      Generally defined as variability of value;
     invest (also called      document that describes a    shares by selling    also credit risk, inflation risk,
     capital). Also refers    mutual fund, containing      them back to the     currency and interest rate risk. Different
     to a bond's original     information required by      mutual fund.         investments involve different types
     face value, due to be    the SEC, such as                                  and degrees of risk.
     repaid at maturity.      investment objectives,
                              policies, services and
                              fees.

About your account

Investing in
the Funds

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of the Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

                                                                 SEC (Securities and Exchange
S&P 500 Index                Sales charge                        Commission)                         Share classes
----------------------------------------------------------------------------------------------------------------------------------
The S&P 500 Index is an      Charge on the purchase or           Federal agency established by       Different classifications of
unmanaged index of 500       redemption of fund shares sold      Congress to administer the laws     shares; mutual fund share
widely held common stocks    through financial advisers.         governing the securities industry,  classes offer a variety
that is often used to        May vary with the amount invested.  including mutual fund companies.    of sales charge choices.
represent performance of     Typically used to compensate
the U.S. stock market.       advisers for advice and service
                             provided.


How to buy shares

[PICTURE OF MAIL SYMBOL OMITTED}

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7042. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[PICTURE OF WIRE SYMBOL OMITTED]

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[PICTURE OF EXCHANGE SYMBOL OMITTED]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[PICTURE OF FINANCIAL ADVISER SYMBOL OMITTED]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service

                                                                      Statement of Additional
S-V  Signature guarantee               Standard deviation             Information (SAI)            Stock
    ------------------------------------------------------------------------------------------------------------------
     Certification by a bank,          A measure of an investment's   The document serving as      An investment that
     brokerage firm or other           volatility; for mutual         "Part B" of a fund's         represents a share of
     financial institution that a      funds, measures how much a     prospectus that provides     ownership (equity)
     customer's signature is           fund's total return has        more detailed information    in a corporation.
     valid; signature guarantees       typically varied from its      about the fund's             Stocks are often
     can be provided by members        historical average.            organization, investments,   referred to as
     of the STAMP program.                                            policies and risks.          equities.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


Total return                       Volatility
-----------------------------------------------------------------------------------------------
An investment performance          The tendency of an investment to go up or down in value by
measurement, expressed             different magnitudes. Investments that generally go up
as a percentage, based on          or down in value in relatively small amounts are considered
the combined earnings              "low volatility" investments, whereas those investments
from dividends, capital            that generally go up or down in value in relatively large
gains and change in price          amounts are considered "high volatility" investments.
over a given period.

How to redeem shares

[PICTURE OF MAIL SYMBOL OMITTED]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7042. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 267.256.8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

{PICTURE OF PHONE SYMBOL OMITTED]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[PICTURE OF WIRE SYMBOL OMITTED]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[PICTURE OF FINANCIAL ADVISER SYMBOL OMITTED]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes

Dividends, if any, from Delaware Balanced Fund are paid quarterly. Dividends, if any, from Delaware Devon Fund are paid annually. For both Funds, any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
Delaware Devon Fund accepts investments from the portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware Devon Fund and Foundation Funds as a result of these transactions.

Financial highlights

                                                                                                            Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
The Financial                                                                                                  Year ended 10/31
highlights tables        Delaware Balanced Fund                           2000       1999          1998        1997        1996
are intended to          --------------------------------------------------------------------------------------------------------
help you understand      Net asset value, beginning of period           $21.630     $23.000      $23.000     $21.300      $19.980
a Fund's financial
performance. All         Income (loss) from investment operations:
"per share"              Net investment income(1)                         0.449       0.480        0.585       0.659        0.727
information reflects     Net realized and unrealized gain (loss)
financial results           on investments                               (0.618)     (0.265)       2.595       3.681        2.363
for a single Fund                                                       -------     -------     --------    --------     --------
share. This              Total from investment operations                (0.169)      0.215        3.180       4.340        3.090
information has                                                         -------     -------     --------    --------     --------
been audited by          Less dividends and distributions:
Ernst & Young LLP,       Dividends from net investment income            (0.268)     (0.545)      (0.580)     (0.720)      (0.690)
whose report, along      Distributions from net realized gain
with each Fund's            on investments                               (2.553)     (1.040)      (2.600)     (1.920)      (1.080)
financial statements,                                                   -------     -------     --------    --------     --------
is included in each      Total dividends and distributions               (2.821)     (1.585)      (3.180)     (2.640)      (1.770)
Fund's annual report,                                                   -------     -------     --------    --------     --------
which is available       Net asset value, end of period                 $18.640     $21.630      $23.000     $23.000      $21.300
upon request by                                                         =======     =======     ========    ========     ========
calling 800.523.1918.    Total return(2)                                 (0.55%)      0.70%       15.03%      22.29%       16.25%

                         Ratios and supplemental data:
                         Net assets, end of period (000's omitted)      $25,892     $83,042     $300,656    $153,176     $125,751
                         Ratio of expenses to average net assets          1.07%       0.89%        0.77%       0.78%        0.80%
                         Ratio of net investment income to
                            average net assets                            2.38%       2.08%        2.46%       3.00%        3.58%
                         Portfolio turnover                                165%         87%          86%         81%          92%
                         --------------------------------------------------------------------------------------------------------
                         (1) Per share information for the years ended October 31, 1999 and 2000 was based on the average shares outstanding method.
                         (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.



     How to read the    Net investment
Financial highlights    income                  Net realized and unrealized gain (loss) on investments   Net asset value (NAV)
-----------------------------------------------------------------------------------------------------------------------------------
                        Net investment          A realized gain occurs when we sell an investment at     This is the value of a
                        income includes         a profit, while a realized loss occurs when we sell      mutual fund share,
                        dividend and            an investment at a loss. When an investment increases    calculated by dividing the
                        interest income         or decreases in value but we do not sell it, we          net assets by the number
                        earned from a fund's    record an unrealized gain or loss. The amount of         of shares outstanding.
                        investments; it is      realized gain per share that we pay to shareholders,
                        after expenses have     if any, would be listed under "Less dividends and
                        been deducted.          distributions-Distributions from realized gain
                                                on investments."



                                                                                                  Institutional Class
------------------------------------------------------------------------------------------------------------------------

                                                                                                     Year ended 10/31
Delaware Devon Fund                                             2000        1999        1998        1997         1996
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $19.810     $20.140      $17.930     $14.670      $12.590

Income (loss) from investment operations:
Net investment income(1)                                       (0.031)      0.109        0.134       0.211        0.267
Net realized and unrealized gain (loss)
   on investments                                              (1.329)     (0.109)       3.281       4.284        2.693
                                                             --------     -------     --------    --------     --------
Total from investment operations                               (1.360)      0.000        3.415       4.495        2.960
                                                             --------     -------     --------    --------     --------
Less dividends and distributions:
Dividends from net investment income                                -      (0.057)      (0.175)     (0.270)      (0.240)
Distributions from realized gain
   on investments                                                   -      (0.190)      (1.030)     (0.965)      (0.640)
Return of capital                                                   -      (0.083)           -           -            -
                                                             --------     -------     --------    --------     --------
Total dividends and distributions                                   -      (0.330)      (1.205)     (1.235)      (0.880)
                                                             --------     -------     --------    --------     --------
Net asset value, end of period                                $18.450     $19.810      $20.140     $17.930      $14.670
                                                             ========     =======     ========    ========     ========
Total return(2)                                                (6.86%)     (0.09%)(3)   19.89%(3)   32.57%(3)    24.56%(3)

Ratios and supplemental data:
Net assets, end of period (000's omitted)                     $13,985     $21,815      $10,482      $5,749       $3,290
Ratio of expenses to average net assets                         1.53%       1.07%        1.00%       0.95%        0.95%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.53%       1.15%        1.10%       1.12%        1.54%
Ratio of net investment income (loss)
   to average net assets                                       (0.16%)      0.52%        0.94%       1.44%        1.97%
Ratio of net investment income (loss) to
   average net assets prior to expense
   limitation and expenses paid indirectly                     (0.16%)      0.44%        0.84%       1.27%        1.38%
Portfolio turnover                                               123%         82%          39%         64%          80%
------------------------------------------------------------------------------------------------------------------------

(1) Per share information for the years ended October 31, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(3) Total investment return reflects an expense limitation in effect for the Fund.

                                                                                        Ratio of net
                                                                                        investment
                                                        Ratio of expenses to            income (loss) to
Total return                    Net assets              average net assets              average net assets    Portfolio turnover
-----------------------------------------------------------------------------------------------------------------------------------
This represents the rate        Net assets represent    The expense ratio is the        We determine this     This figure tells you
that an investor would          the total value of      percentage of net assets that   ratio by dividing     the amount of trading
have earned or lost on an       all the assets in a     a fund pays annually for        net investment        activity in a fund's
investment in a fund. In        fund's portfolio,       operating expenses and          income by average     portfolio. For
calculating this figure         less any liabilities,   management fees. These          net assets.           example, a fund with
for the financial highlights    that are attributable   expenses include accounting                           a 50% turnover has
table, we include applicable    to that class of the    and administration expenses,                          bought and sold half
fee waivers and assume the      fund.                   services for shareholders,                            of the value of its
shareholder has reinvested                              and similar expenses.                                 total investment
all dividends and realized                                                                                    portfolio during the
gains.                                                                                                        stated period.

Delaware
Balanced Fund

Delaware
Devon Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at One Commerce Square, Philadelphia, PA 19103-7042, or call toll-free 800.510.4015. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Client Services Representative
800.510.4015

Delaphone Service
800.362.FUND (800.362.3863)

oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Registrant's Investment Company Act file number: 811-249

Fund Symbols

Delaware Balanced Fund
                              CUSIP         NASDAQ
                              -----         ------
Institutional Class         246093207       DEICX

Delaware Devon Fund
                              CUSIP         NASDAQ
                              -----         ------
Institutional Class         246093405       DEIVX


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

P-042 [--] PP 2/01